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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-4 of RTI International Metals, Inc. of our report dated January 23, 1998 appearing on page 23 of RMI Titanium Company's Annual Report on Form 10-K for the year ended December 31, 1997. We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                             /s/ PricewaterhousCoopers

                                                  August 20, 1998